UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 17, 2011 (February 11, 2011)

LANSDOWNE SECURITY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-94797	75-2738727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Jiangtou Village, Jinjiang City, Quanzhou, Fujian Province, 362200
People’s Republic of China
(Address of principal executive offices)

(86) 595 8518 6739
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends the Lansdowne Security, Inc. (the "Company") Current Report on Form 8-K, previously filed with the Securities and Exchange Commission on February 11, 2011 (the "Original Filing"). This Amendment is being filed for the sole purpose of amending Item 9.01(d) of the Original Filing to include Exhibits 2.1, 10.1 and 10.2 to the Original Filing. This Amendment does not reflect events occurring after the submission of the Original Filing or modify or update those disclosures, including the exhibits to the Original Filing affected by subsequent events.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description

2.1*	Share Exchange Agreement, dated February 11, 2011, among the Company, DK International Group Ltd. and its shareholders.

3.1	Certificate of Conversion and Articles of Incorporation of the Company, as filed with the Secretary of State of Nevada on July 8, 2010.

3.2	Certificate of Amendment as filed with the Secretary of State of Nevada on August 11, 2011

3.3	Certificate of Designation for Series A Convertible Preferred Stock

3.4	Amended and Restated Bylaws of the Company

10.1*	Share Repurchase Agreement, dated February 11, 2011, by and between the Company and David Roff.

10.2*	English Translation of Equity Transfer Agreement, dated December 30, 2010, among Mr. Yuxi Ding and DK International Group Ltd.

10.3	English Translation of Labor Contract, dated January 1, 2011, between Fujian Jinjiang Aierda Shoe Plastic Co., Ltd and Quanzheng Quan’an Labor Service Company, Ltd.

10.4	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Liu Xinquan dated January 31, 2010.

10.5	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Wang Andong dated January 5, 2009.

10.6	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Zheng Lifeng dated February 10, 2008.

10.7	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Ding Conghui, dated January 1, 2009.

10.8	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Ding Congren dated June 15, 1999.

10.9	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Zhang Tao dated January 15, 2010.

10.10	English Translation of Employment Agreement between Dake Sports Goods Co., Ltd and Ding Yuxi dated June 15, 1999.

10.11	English Translation of Purchase Contract, dated July 26, 2010, between Dake Sports Goods Co., Ltd. and Chen Kang Jiang Tou Shoe’s Craft Factory.

10.12	English Translation of Sales Contract, dated September 24, 2010, between Dake Sport Goods Co., Ltd and Zhang Zhifa.

10.13	English Translation of Sales Contract, dated August 9, 2010, between Dake Sport Goods Co., Ltd and Ni Changsheng.

10.14	English Translation of Sales Contract, dated August 3, 2010, between Dake Sport Goods Co., Ltd and Liu Rongguang.

10.15	English Translation of Land Transfer Agreement, dated January 10, 1999, between Villagers’ Committee of Jiangtou Village and Dake (Fujian) Sport Goods Co., Ltd.

10.16	English Translation of Land Transfer Agreement, dated June 24, 1991, between Villagers’ Committee of Jiangtou Village and Fujian Jinjiang Aierda Shoe Plastic Co., Ltd.

10.17	English Translation of RMB Loan Contract , dated July 15, 2010, between Fujian Jinjiang Aierda Shoe Plastic Co., Ltd and Branch of Bank of Quanzhou Co., Ltd.

10.18	English Translation of RMB Loan Contract , dated July 22, 2010, between Fujian Jinjiang Aierda Shoe Plastic Co., Ltd and Branch of Bank of Quanzhou Co., Ltd.

10.19	English Translation of RMB Loan Contract , dated August 4, 2010, between Fujian Jinjiang Aierda Shoe Plastic Co., Ltd and Branch of Bank of Quanzhou Co., Ltd.

10.20	English Translation of RMB Loan Contract , dated July 5, 2010, between Dake Sport Good Co., Ltd and Jinjiang Branch of China Construction Bank

10.21	Voting Rights’ Entrustment Agreement, dated January 27, 2011, between Yuxi Ding and Yangbo Cai

10.22	Exclusive Business Corporation Agreement, dated December 31, 2010, between Fujian Jinjiang Aierda Shoe Plastic Co., Ltd. and Dake (Fujian) Sport Goods Co., Ltd.

10.23	Exclusive Option Agreement, dated December 31, 2010, among Yuxi Ding, Fujian Jinjiang Aierda Shoe Plastic Co., Ltd. and Dake (Fujian) Sport Goods Co., Ltd.

10.24	Equity Pledge Agreement, dated December 31, 2010, between Yuxi Ding and Dake (Fujian) Sport Goods Co., Ltd.

10.25	Share Transfer Agreement, dated December 30, 2010, between Yuxi Ding and DK International Group Ltd.

14	Code of Ethics

21	Subsidiaries of the Company

_______________
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANSDOWNE SECURITY, INC.

By: /s/ Conghui Ding
Conghui Ding
Chief Executive Officer

Dated: February 17, 2011